                                                             Exhibit 99(a)(1)(F)


                             NEUBERGER BERMAN INC.
                         LEHMAN BROTHERS HOLDINGS INC.

                       CHANGE IN CONTROL PURCHASE NOTICE
                                  TO SURRENDER

                             NEUBERGER BERMAN INC.
                      LIQUID YIELD OPTION(TM) NOTES DUE 2021
                              (ZERO COUPON-SENIOR)

                    CUSIP Numbers: 641234 AA7 and 641234 AC3


                Pursuant to the Amended Change in Control Notice
                            dated December 2, 2003

         This Change in Control Purchase Notice relates to the right of the Holders of the Liquid Yield Option(TM) Notes due 2021 (Zero Coupon-Senior) originally issued by Neuberger Berman Inc. ("Old Neuberger") on May 4, 2001 (the "Securities") to require Neuberger Berman Inc. (formerly known as Ruby Acquisition Company), a Delaware corporation ("New Neuberger"), to purchase, in whole or in part, their Securities upon the terms and subject to the conditions set forth in the Indenture (as defined below), the Amended Change in Control Notice dated December 2, 2003 (the "Change in Control Notice"), the Securities and the related offer materials (the Change in Control Notice and related offer materials, as amended or supplemented from time to time, are collectively referred to as the "Put Option Materials"). The Securities were issued pursuant to an Indenture, dated as of May 4, 2001, as supplemented by the First Supplemental Indenture, dated as of May 2, 2002, as further supplemented by the Second Supplemental Indenture, dated as of November 1, 2002, between Old Neuberger and The Bank of New York, a New York banking corporation, as trustee (referred to herein as "Trustee" or the "Tender Agent," as applicable) (collectively, the "Original Indenture").


         On October 31, 2003, Old Neuberger was merged with and into New Neuberger (the "Merger"), pursuant to the terms of the Agreement and Plan of Merger, dated as of July 21, 2003, as amended by the First Amendment to Agreement and Plan of Merger, dated as of September 22, 2003, among Lehman Brothers Holdings Inc., a Delaware corporation ("Holdings"), New Neuberger and Old Neuberger (the "Merger Agreement"), with New Neuberger surviving the Merger as a direct wholly owned subsidiary of Holdings. On October 31, 2003, New Neuberger, Old Neuberger, Holdings and the Trustee entered into a Third Supplemental Indenture, dated as of October 31, 2003 (the "Third Supplemental Indenture"), pursuant to which New Neuberger succeeded to, and was substituted for all the rights and obligations of, Old Neuberger under the Original Indenture. The Original Indenture, as supplemented by the Third Supplemental Indenture, is referred to herein as the "Indenture." Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

          Pursuant to the terms of the Merger Agreement, each share of common stock, par value $0.01 per share, of Old Neuberger outstanding immediately prior to the effective time of the Merger, was converted into the right to receive (a) $9.49 in cash without interest and (b) 0.4741 shares of common stock, par value $0.10 per share, of Holdings (the "Merger Consideration").


         By virtue of the Merger, a Change in Control (as defined in the Indenture) has occurred. On November 17, 2003, pursuant to the requirements of the Indenture, New Neuberger transmitted a Change in Control Notice to the Trustee and each Holder. On December 2, 2003, New Neuberger transmitted an Amended Change in Control Notice to the Trustee and each Holder. As a result of the Change in Control, each Holder of Securities has the option to require New Neuberger to purchase, in whole or in part, his Securities on Tuesday, December 16, 2003, at a price equal to the Issue Price plus accrued Original Issue Discount plus accrued and unpaid interest (the "Put Option"), as more fully described in, and upon the terms and subject to the conditions set forth in, the Indenture, the Securities and the Put Option Materials.

         Your right to exercise your Put Option will expire at 9:00 a.m., New York City time, on Tuesday, December 16, 2003 (the "Change in Control Purchase Date"). Holders of Securities must validly tender, and not withdraw, this Change in Control Purchase Notice prior to 9:00 a.m., New York City time, on the Change in Control Purchase Date, in order to receive $877.99 per $1,000 principal amount at maturity of Securities, and $3.55 in accrued and unpaid interest (the "Change in Control Purchase Price"). Securities surrendered for purchase may be withdrawn at any time prior to 9:00 a.m., New York City time, on the Change in Control Purchase Date. Payment of the Purchase Price for Securities as to which this Change in Control Purchase Notice has been duly given and not withdrawn will be made promptly following the expiration of the Put Option. HOLDERS THAT SURRENDER THROUGH THE DEPOSITORY TRUST COMPANY ("DTC") NEED NOT SUBMIT A PHYSICAL COPY OF THIS CHANGE IN CONTROL PURCHASE NOTICE TO THE PAYING AGENT IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.

         The instructions accompanying this Change in Control Purchase Notice should be read carefully before the Change in Control Purchase Notice is completed.


         This Change in Control Purchase Notice should be used only if a surrender of Securities is being made concurrently by book-entry transfer to the Tender Agent's account at DTC through the DTC's Automated Tenders Offer Program ("ATOP"), subject to the terms and procedures of that system. Holders that surrender their Securities through DTC need not submit a physical Change in Control Purchase Notice to the Tender Agent if such Holders comply with the transmittal procedures of, and the Tender Agent receives an electronic confirmation pursuant to, DTC's ATOP system.

         Any beneficial owner whose Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to surrender such Securities should contact such registered holder of the Securities promptly and instruct such registered holder to surrender on behalf of the beneficial owner.

                              The Tender Agent is:

                              THE BANK OF NEW YORK

       In Person or by Registered or Certified Mail or Overnight Courier:

                              The Bank of New York
                           Corporate Trust Department
                               101 Barclay Street
                                  Floor 7 East
                            New York, New York 10286
                           Attention: William Buckley
                              Reorganization Unit
                           Telephone: (212) 815-5788
                           Facsimile: (212) 298-1915

         Delivery of this Change in Control Purchase Notice and all other required documents, if any, to an address other than as set forth above does not constitute valid delivery to the Tender Agent. Delivery of documents to DTC, New Neuberger, or Holdings does not constitute delivery to the Tender Agent. The method of delivery of all documents, including certificates representing Securities, is at the risk of the Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. You must sign this Change in Control Purchase Notice in the appropriate space provided therefor, with signature guarantee if required, and complete the enclosed Form W-9. See instructions 1, 2 and 10.

Ladies and Gentlemen:


         By execution of this Change in Control Purchase Notice, each signatory hereof (the "undersigned") represents that the undersigned has received the Amended Change in Control Notice, dated December 2, 2003, (the "Change in Control Notice"), of Neuberger Berman Inc. (formerly known as Ruby Acquisition Company), a Delaware corporation ("New Neuberger") and a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("Holdings"), which provides the notice to the holders (the "Holders") of New Neuberger's Liquid Yield Option(TM) Notes due 2021 (Zero Coupon-Senior) (the "Securities") required pursuant to the Indenture, dated as of May 4, 2001, as supplemented by the First Supplemental Indenture, dated as of May 2, 2002, as further supplemented by the Second Supplemental Indenture, dated as of November 1, 2002, between the Neuberger Berman Inc. ("Old Neuberger") and The Bank of New York, a New York banking corporation, as trustee (referred to herein as "Trustee" or the "Tender Agent," as applicable) (collectively, the "Original Indenture"), and as further supplemented by the Third Supplemental Indenture, dated as of October 31, 2003 (the "Third Supplemental Indenture"), between New Neuberger, Old Neuberger, Holdings and the Trustee, pursuant to which New Neuberger succeeded to, and was substituted for all the rights and obligations of, Old Neuberger under the Original Indenture. The Original Indenture, as supplemented by the Third Supplemental Indenture, is referred to herein as the "Indenture."


           This Change in Control Purchase Notice relates to the Securities and the Holder's right, at the Holder's option, to surrender the Securities for purchase by New Neuberger for $881.54 per $1,000 principal amount at maturity of the Securities (the "Change in Control Purchase Price"), subject to the terms and conditions of the Indenture, paragraph 6 of the Securities and the Change in Control Notice. Upon the terms and subject to the conditions set forth herein and the Indenture, and effective upon the acceptance for payment thereof, the undersigned hereby irrevocably sells, assigns and transfers all right and title to New Neuberger in and to the Securities surrendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Tender Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Tender Agent also acts as the agent of New Neuberger) with respect to such Securities, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) present such Securities and all evidences of transfer and authenticity to, or transfer ownership of, such Securities on the account books maintained by the Depository Trust Company ("DTC") to, or upon the order of, New Neuberger, (2) present such Securities for transfer and cancellation on the books of the relevant security registrar, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms of and conditions to the Change in Control Notice and the Indenture.

         The undersigned hereby represents and warrants that:

         (a) the undersigned owns the Securities surrendered hereby as contemplated by Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly surrender the Securities surrendered hereby;


         (b) when and to the extent New Neuberger accepts such Securities for payment, New Neuberger will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their surrender or transfer, and not subject to any adverse claim; and

         (c) on request, the undersigned will execute and deliver any additional documents that the Tender Agent or New Neuberger deems necessary or desirable to complete the surrender of the Securities surrendered for purchase hereby and accepted for payment.



         The undersigned understands that surrender of the Securities is not made in acceptable form until receipt by the Tender Agent of this Change in Control Purchase Notice, duly completed and signed, together with all accompanying evidence of authority in form satisfactory to New Neuberger in its sole discretion (which may delegate power in whole or in part to the Tender Agent). All questions as to form of documents, eligibility, validity (including time of receipt) and acceptance for payment of any surrender of Securities for purchase hereunder will be determined by New Neuberger in its sole discretion (which may delegate power in whole or in part to the Tender Agent) and such determination shall be final and binding on all parties.


         The undersigned understands that all Securities for which this Change in Control Purchase Notice was tendered and not withdrawn prior to 9:00 a.m., New York City time, on Tuesday, December 16, 2003 (the "Change in Control Purchase Date"), will be purchased at the Change in Control Purchase Price, in cash, upon the terms and conditions specified in the Indenture, paragraph 6 of the Securities and as set forth in the Change in Control Notice, to be paid following the Change in Control Purchase Date. The undersigned understands that acceptance of the Securities by New Neuberger for payment will constitute a binding agreement between the undersigned and New Neuberger upon the terms and subject to the conditions of the Indenture, the Change in Control Notice and this Change in Control Purchase Notice.


         Unless otherwise indicated under "Special Issuance Instructions" or "Special Delivery Instructions" below, the check for the Change in Control Purchase Price for any Securities tendered hereby that are purchased will be issued to the order of the undersigned and mailed to the address indicated in the box entitled "Description of Securities Being Surrendered for Purchase." In the event that the boxes entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" are completed, the check will be issued in the name of, and the payment of the aggregate Change in Control Purchase Price will be mailed to, the address so indicated.

         All authority conferred or agreed to be conferred in this Change in Control Purchase Notice shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Change in Control Purchase Notice shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                       NOTE: SIGNATURES MUST BE PROVIDED

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

------------------------------------------------------------------------------------------------------------------
                            DESCRIPTION OF SECURITIES BEING SURRENDERED FOR PURCHASE
------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holders(s)
  (Please fill in exactly as name(s) appear(s)                    Securities Surrendered for Purchase
               on Securities)(1)                            (Attach additional signed list, if necessary)
------------------------------------------------  ----------------------------------------------------------------
                                                                           Principal Amount       Principal Amount
                                                  Security Certificate      Represented by         Surrendered for
                                                      Number(s)(2)            Securities           Purchase(2)(3)
                                                  --------------------     ----------------       ----------------

                                                  --------------------     ----------------       ----------------

                                                  --------------------     ----------------       ----------------

                                                  --------------------     ----------------       ----------------

                                                  --------------------     ----------------       ----------------

                                                  --------------------     ----------------       ----------------

                                                  --------------------     ----------------       ----------------
                                                                             Total Amount
                                                                            Surrendered for
                                                                               Purchase
------------------------------------------------------------------------------------------------------------------

------------------
(1) Must correspond exactly to the name(s) that appear(s) on the certificate(s) for the Securities and the Tender Agent's record of registered holders or, if surrendered by a DTC participant, exactly as such participant's name(s) and address(es) appear(s) on the security position listing of DTC.

(2) Need not be completed if Securities are being surrendered for purchase by book-entry transfer.

(3) If you desire to surrender for purchase less than the entire principal amount evidenced by the Securities listed above, please indicate in this column the portion of the principal amount of such Securities that you wish to surrender for purchase, otherwise, the entire principal amount evidenced by such Securities will be deemed to have been surrendered for purchase.

--------------------------------------------------------------------------------
COMPLETE THE FOLLOWING IF SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE TENDER AGENT WITH DTC:
--------------------------------------------------------------------------------


Name of Surrendering Institution:
                                 -----------------------------------------------
DTC Account Number:
                   -------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Telephone (with international dialing code):
                                            ------------------------------------
Facsimile (with international dialing code):
                                            ------------------------------------
Contact Person:
               -----------------------------------------------------------------
Date Surrendered:
                 ---------------------------------------------------------------
Transaction Code Number:
                        --------------------------------------------------------
--------------------------------------------------------------------------------

-----------------------------------------------------       -----------------------------------------------------
           SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
           (See Instructions 2, 4, and 5)                              (See Instructions 2, 4, and 5)
-----------------------------------------------------       -----------------------------------------------------
To be completed ONLY if Securities not surrendered          To be completed ONLY if Securities not surrendered
or not purchased and/or any check for the                   or not purchased and/or any check for the
aggregate Change in Control Purchase Price of               aggregate Change in Control Purchase Price of
Securities purchased are to be issued in the name           Securities purchased, issued in the name of the
of and sent to someone other than the undersigned,          undersigned, are to be sent to someone other than
or if Securities surrendered by book-entry                  the undersigned, or to the undersigned at an
transfer that are not accepted for purchase are to          address other than that indicated above.
be credited to an account maintained at DTC other
than the one designated above.                                       Mail Check and/or Securities to:

         Issue Check and/or Securities to:

Name:
     ------------------------------------------------       Name:
                      (Please Print)                             ------------------------------------------------
                                                                                (Please Print)
Address:
        ---------------------------------------------       Address:
                    (Include Zip Code)                              ---------------------------------------------
                                                                              (Include Zip Code)
-----------------------------------------------------
          (Taxpayer Identification Number or
               Social Security Number)

  Credit unpurchased Securities by book-entry to DTC
                   account number:

-----------------------------------------------------
                 (DTC Account Number)

-----------------------------------------------------
                   (Account Party)

-----------------------------------------------------       -----------------------------------------------------


            NOTE: SIGNATURES MUST BE PROVIDED ON THE FOLLOWING PAGE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

-----------------------------------------------------       -----------------------------------------------------
                      SIGN HERE                                           GUARANTEE OF SIGNATURE(S)
              (See Instructions 1 and 4)                                  (See Instructions 2 and 4)
              (Please Complete Form W-9)
-----------------------------------------------------       -----------------------------------------------------
Must be signed by registered Holder(s) exactly as
name(s) appear(s) on the Securities or on a
security position listing or by person(s)                   Authorized Signature:
authorized to become registered Holder(s) of the                                 --------------------------------
Securities by documents transmitted with this
Change in Control Purchase Notice. If the                   Name:
signature is by an attorney-in-fact, executor,                   ------------------------------------------------
administrator, trustee, guardian, partner, officer
of a corporation or another party acting in a               Title:
fiduciary or representative capacity, please set                  -----------------------------------------------
forth the signer's full title.
                                                            Name of Eligible Institution:
              Signature(s) of Holder(s)                                                  ------------------------

Dated:                   , 2003                             Address:
      -------------------                                           ---------------------------------------------
Name(s):
        ---------------------------------------------       Area Code and Telephone Number:
                    (Please Print)                                                         ----------------------

Capacity (full title):                                      Dated:                   , 2003
                      -------------------------------             -------------------

Area Code(s) and Telephone Number(s):
                                     ----------------

Tax Id./S.S. Number(s):
                       ------------------------------

     (Taxpayer Identification Number(s) or Social
                 Security Number(s))

Address(es):
            -----------------------------------------
                  (Include Zip Code)

-----------------------------------------------------       -----------------------------------------------------

                                  INSTRUCTIONS

       Forming Part of the Terms and Conditions of this Change in Control
                                Purchase Notice


         1. Delivery of Change in Control Purchase Notice and Securities. This Change in Control Purchase Notice should be used only if a surrender of Securities is being made concurrently by book-entry transfer to the Tender Agent's account at DTC. Holders that surrender their Securities through DTC need not submit a physical Change in Control Purchase Notice to the Tender Agent if such Holders comply with the transmittal procedures of, and the Tender Agent receives an electronic confirmation pursuant to, DTC's ATOP system. A properly completed and duly executed Change in Control Purchase Notice or agent's message and any other required documents, should be delivered to the Tender Agent at the appropriate address set forth on this Change in Control Purchase Notice and must be received by the Tender Agent prior to 9:00 a.m., New York City time, on the Change in Control Purchase Date. This Change in Control Purchase Notice or electronic confirmation of the delivery of such Securities by book-entry transfer to the Tender Agent through DTC is required to receive payment of the Change in Control Purchase Prices therefore. The term "agent's message" means a message, transmitted to DTC and received by the Tender Agent and forming a part of a book-entry transfer, that states that DTC has received an express acknowledgement that the undersigned agrees to be bound by this Change in Control Purchase Notice and that New Neuberger may enforce this Change in Control Purchase Notice against the undersigned. Delivery of documents to DTC or New Neuberger does not constitute delivery to the Tender Agent.


         The method of delivery of all documents, including Securities, this Change in Control Purchase Notice and any other required documents, is at the election and risk of the surrendering Holder(s). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

         Each surrendering Holder, by execution of this Change in Control Purchase Notice, waives any right to receive any notice of the acceptance of his or her surrender.

         2. Guarantee of Signatures. No signature guarantee is required if either:

         (a) this Change in Control Purchase Notice is signed by the registered Holder(s) of the Securities (which term, for purposes of this Change in Control Purchase Notice, includes any participant in DTC whose name appears on a security position listing as the Holder of such Securities) surrendered with the Change in Control Purchase Notice, unless such Holder has completed the box entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" above; or

         (b) the Securities surrendered with this Change in Control Purchase Notice are surrendered for the account of an eligible guarantor institution, as defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution").

         In all other cases an Eligible Institution must guarantee the signatures on this Change in Control Purchase Notice. See Instruction 4.

         3. Inadequate Space. If the space provided in the box captioned "Description of Securities Being Surrendered for Purchase" is inadequate, the Security certificate numbers, the principal amount represented by the Securities and the principal amount surrendered should be listed on a separate signed schedule and attached to this Change in Control Purchase Notice.

         4. Signatures on Change in Control Purchase Notice and Endorsements.

         (a) If this Change in Control Purchase Notice is signed by the registered Holder(s) of the Securities surrendered for purchase hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Securities without any change whatsoever.

         (b) If the Securities are registered in the names of two or more joint Holders, each such Holder must sign this Change in Control Purchase Notice.

         (c) If this Change in Control Purchase Notice is signed by attorneys-in-fact, executors, administrators, trustees, guardians, partners, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to New Neuberger of their authority so to act.

         5. Special Payment and Special Delivery Instructions. The surrendering Holder(s) signing this Change in Control Purchase Notice should indicate in the applicable box or boxes the name and address to which Securities for principal amounts not surrendered or checks for payment of the aggregate Change in Control Purchase Price are to be issued or sent, if different from the name(s) and address(es) of such Holder(s). In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no instructions are given, Securities not surrendered will be returned to the Holder(s). Any Holder(s) surrendering by book-entry transfer may request that Securities not surrendered be credited to such account at DTC as such Holder(s) may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Securities not surrendered will be returned by crediting the account at DTC designated above.

         6. Irregularities. New Neuberger will determine, in its sole discretion, all questions as to the form of documents, eligibility, validity (including time of receipt) and acceptance for payment of any surrender of Securities and its determinations shall be final and binding on all parties. New Neuberger reserves the absolute right to reject any or all surrenders it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of New Neuberger's counsel, be unlawful. New Neuberger also reserves the absolute right to waive any defect or irregularity in the surrender of any particular Security. No surrender of Securities will be deemed to have been properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with surrenders must be cured within such time as New Neuberger shall determine. New Neuberger's interpretation of the terms of the Change in Control Purchase Notice (including these instructions) will be final and binding on all parties. None of New Neuberger, the Tender Agent or any other person is or will be obligated to give notice of any defects or irregularities in surrenders of Securities and none of them will incur any liability for failure to give such notice.

         7. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Tender Agent and additional copies of the Change in Control Notice and this Change in Control Purchase Notice may also be obtained from the Tender Agent.


         8. Withdrawal Right. You may withdraw a previously tendered Change in Control Purchase Notice at any time until 9:00 a.m., New York City time, on the Change in Control Purchase Date. See Section 4 of the Change in Control Notice for a more detailed description of withdrawal rights.


         9. Transfer Taxes. If payment of the Change in Control Purchase Price is to be made to, or if Securities not surrendered or purchased are to be registered in the name of, any persons other than the registered Holder(s), or if surrendered Securities are registered in the name of any person other than the person(s) signing this Change in Control Purchase Notice, the amount of any transfer taxes (whether imposed on the registered Holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the Change in Control Purchase Price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

         10. Important Tax Information. Under U.S. federal income tax law, a Holder that surrenders Securities is required to provide the Tender Agent with such Holder's current taxpayer identification number ("TIN") on a properly completed Form W-9, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is his or her Social Security number. If the Tender Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such Holder with respect to Securities purchased pursuant to the Change in Control Notice may be subject to 28% backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Tender Agent a properly completed Internal Revenue Service Form W-8 BEN (a "Form W-8 BEN"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 BEN can be obtained from the Tender Agent. See the enclosed Form W-9 for additional instructions.

         If backup withholding applies, the Tender Agent is required to withhold 28% of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. The Tender Agent cannot refund amounts withheld by reason of backup withholding.